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                               FIRST AMENDMENT

                TO THE AMENDED AND RESTATED CREDIT AGREEMENT

                                     and

                              SECOND AMENDMENT

                      TO THE CREDIT SUPPORT AGREEMENTS

                          Dated as of May 10, 2001

                                    among

                     BOSTON CELTICS LIMITED PARTNERSHIP,
               as Borrower and as a Credit Support Affiliate,
                   BOSTON CELTICS LIMITED PARTNERSHIP II,
                                as Borrower,
                         BCCLP HOLDING CORPORATION,
                       as a Credit Support Affiliate,
                        CELTICS LIMITED PARTNERSHIP,
                       as a Credit Support Affiliate,
                     CELTICS BASKETBALL HOLDINGS, L.P.,
                       as a Credit Support Affiliate,
                                     and
                            CELTICS PRIDE, G.P.,
                       as a Credit Support Affiliate,
                                     and
                      THE ROYAL BANK OF SCOTLAND, plc,
                           as the Existing Lender,
                     THE OTHER LENDERS PARTIES THERETO,
                                     and
                       CITIZENS BANK OF MASSACHUSETTS,
                          as Agent for the Lenders


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                              FIRST AMENDMENT
                TO THE AMENDED AND RESTATED CREDIT AGREEMENT

                                     and

                              SECOND AMENDMENT
                      TO THE CREDIT SUPPORT AGREEMENTS

This FIRST AMENDMENT to the AMENDED AND RESTATED CREDIT AGREEMENT and SECOND AMENDMENT to each of the CREDIT SUPPORT AGREEMENTS (this "Amendment") is entered into as of May 10, 2001 by and among BOSTON CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("BCLP" and, in its capacity as a Borrower, the "New Borrower"), BOSTON CELTICS LIMITED PARTNERSHIP II, a Delaware limited partnership ("BCLP II" or the "Existing Borrower" and together with BCLP, the "Borrowers"), BCCLP HOLDING CORPORATION, a Delaware corporation ("BCCLP"), CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("CLP"), CELTICS BASKETBALL HOLDINGS, L.P., a Delaware limited partnership ("CBHLP"), CELTICS PRIDE, G.P., a Delaware general partnership ("CP", and, together with BCCLP, CLP, CBHLP and BCLP in its capacity as a Credit Support Affiliate pursuant to the BCLP Credit Support Agreement, the "Credit Support Affiliates"), THE ROYAL BANK OF SCOTLAND, plc (the "Existing Lender"), the other lenders to the Credit Agreement (as defined below) from time to time (together, with the Existing Lender, the "Lenders"), and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts Bank, as agent for the Lenders (together, with its successors and assigns hereunder, the "Agent").

                                  Recitals
                                  --------

The Borrowers, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"). BCLP and the Agent are parties to the Credit Support Agreement dated as of June 30, 1998, as amended by the Consent and Agreement dated as of October 31, 2000 (as further amended, supplemented or otherwise modified from time to time, the "BCLP Credit Support Agreement"). BCCLP and the Agent are parties to the Credit Support Agreement dated as of May 20, 1998, as amended by the Consent and Agreement dated October 31, 2000 (as further amended, supplemented or otherwise modified from time to time, the "BCCLP Credit Support Agreement"). CLP and the Agent are parties to the Credit Support Agreement dated as of June 30, 1998, as amended by the Consent and Agreement dated October 31, 2000 (as further amended, supplemented or otherwise modified from time to time, the "CLP Credit Support Agreement"). CBHLP and the Agent are parties to the Credit Support Agreement dated as of June 30, 1998, as amended by the Consent and Agreement dated October 31, 2000 (as further amended, supplemented or otherwise modified from time to time, the "CBHLP Credit Support Agreement"). CP and the Agent are parties to the Credit Support Agreement dated as of June 30, 1998, as amended by the Consent and Agreement dated October 31, 2000 (as further amended, supplemented or otherwise modified from time to time, the "CP Support Agreement", and, together with the BCCLP Credit Support Agreement, the BCLP Credit Support Agreement, the CLP Credit Support Agreement and the CBHLP Credit Support Agreement, the "Credit Support Agreements"). The New Borrower has prepaid in full the full amount of the New Borrower Note in accordance with Article IV of the Credit Agreement and requested that the Lenders and the Agent release the New Borrower pursuant to the terms and conditions of Section
4.8 of the Credit Agreement. The Existing Borrower desires to amend the Credit Agreement in certain respects. The Lenders and the Agent are willing to release the New Borrower and to amend the Credit Agreement, in
each case, on the terms and conditions set forth herein.   All capitalized
terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

      NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

            SECTION 1. New Borrower Release. (a) The Lenders and the Agent hereby acknowledge (i) the payment in full of the New Borrower Note on December 18, 2000 (which payment of $20,900,000 was preceded by a payment of $29,100,000 on December 15, 2000) and (ii) the delivery of a Compliance Certificate of the Existing Borrower on or about February 2, 2001 (which certificate was delivered pursuant to Section 6.2 of the Credit Agreement), which delivery of such Compliance Certificate is and shall be deemed to be satisfaction of
      Section 4.8(a)(ii)(A).

            (b) The Existing Borrower hereby represents and warrants as of the date hereof that before and after giving effect to the New Borrower Release, the representations of the Existing Borrower are true and correct and no Default or Event of Default has occurred and is continuing.

            (c) The Agent and the Lenders hereby release as of February 2, 2001 the New Borrower from its agreements, covenants, rights and obligations under the Credit Agreement and under the New Borrower Note and terminate the revolving credit facility made available to the New Borrower under the Credit Agreement; provided, however, that the New Borrower is not, and shall not be deemed to be, released from its obligations (as a Borrower or otherwise), and nor shall the New Borrower's rights be terminated, under Section 14.5 of the Credit Agreement for any cost or expense, or any damages, losses, settlement payments, obligations, liabilities and claims, or any indemnity therefor, arising thereunder, under any other Lender Agreements or under the New Borrower Note, or in connection therewith, with any other Lender Agreement, or with the New Borrower Note, prior to the New Borrower Release Date; provided further, however, that the New Borrower Release is not, shall not be deemed to be, a release of BCLP in its capacity as a Credit Support Affiliate or otherwise as a Loan Party (other than in its capacity as a Borrower), nor is any other Loan Party released, or deemed to be released, from its obligations under any Lender Agreement to which such Loan Party is party (such release of the New Borrower, the "New Borrower Release"). The New Borrower Release Date is, and shall be deemed to be, February 2, 2001.

            SECTION 2.    Amendments to the Credit Agreement.  (a)
      Section 4.8 of the Credit Agreement is hereby amended to (i) delete from clause (a) thereof the parenthetical "(such release, the "New Borrower Release"; and the later date to occur of such payment and the satisfaction of the following conditions precedent, the "New Borrower Release Date")" and (ii) to add a new clause (c) to such
      Section 4.8, which clause (c) shall read as follows:

                  "(c)    For the purposes of this Credit Agreement and the
            other Lender Agreements, (i) the term "New Borrower Release" shall have the meaning set forth in Section 1 of the First Amendment to the Credit Agreement and Second Amendment to the Credit Support Agreements dated as of May __, 2001 among the Existing Borrower, BCLP and the other Credit Support Affiliates, the Lenders and the Agent and (ii) the term "New Borrower Release Date" shall mean February 2, 2001.".

            (b) Section 9.3 of the Credit Agreement is hereby amended to delete the phrase "Have outstanding or hold or acquire or make or commit itself to acquire or make any Investment except the following:" at the beginning thereof and to substitute therefor the phrase "If, and for so long as, an Event of Default under Section 10.1(a) or 10.1(b) hereof has occurred and is continuing, have outstanding or hold or acquire or make or commit itself to acquire or make any Investment, except the following:".

            SECTION 3.    Amendments to the Credit Support Agreements.  (a)
      Section 4.3 of the BCLP Credit Support Agreement is hereby amended to delete therefrom the phrase "Have outstanding or hold or acquire or make or commit itself to acquire or make any Investment" and to substitute therefor the new phrase "If, and for so long as an Event of Default under Section 5.1 of this Agreement or an "Event of Default" (as defined in the Credit Agreement) under Section 10.1(a) or 10.1(b) of the Credit Agreement has occurred and is continuing, have outstanding or hold or acquire or make or commit itself to acquire or make any Investment".

            (b) Section 4.8 of each Credit Support Agreement is hereby amended to delete in its entirety clause (b)(ii) from each such
      Section 4.8 and to substitute therefor the new clause (b)(ii), which clause (b)(ii) shall read as follows:

                  "(ii) with the express prior consent of the Agent, to the
            extent necessary for the Existing Borrower to pay interest and principal due and payable on the 1998 Subordinated
            Debentures.".

            SECTION 5. Representations and Warranties; No Default. Each of BCLP and the Existing Borrower hereby confirms with respect to itself to the Lenders and the Agent, the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement are true and correct as of the date hereof as if set forth herein in full. Each Credit Support Affiliate confirms, respectively, to the Lenders and the Agent that the representations and warranties made by such Credit Support Affiliate in its respective Credit Support Agreement are true and correct as of the date hereof, as if set forth herein in full and that no Event of Default (as defined in the applicable Credit Support Agreement) has occurred and is continuing thereunder. The Existing Borrower hereby certifies that no Default or Event of Default under the Credit Agreement has occurred and is continuing.

            SECTION 5. Miscellaneous. The Borrowers, jointly and severally, agree to pay on demand the Agent's reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Amendment shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                         [Signature Page to Follow]

      IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

                                       BOSTON CELTICS LIMITED PARTNERSHIP
                                       II, as the Existing Borrower

                                       By:  BCLP II GP, Inc., its General
                                       Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:  Richard G. Pond
                                       Title:  Executive Vice President,
                                       Chief Operating Officer and Chief
                                       Financial Officer

                                       BOSTON CELTICS LIMITED PARTNERSHIP,
                                       as the New Borrower and in its
                                       capacity as a Credit Support
                                       Affiliate under the BCLP Credit
                                       Support Agreement referred to above

                                       By:  BCLP GP, Inc., its General
                                       Partner

                                       By:  /s/ Richard G. Pond
                                       Name:  Richard G. Pond
                                       Title:  Executive Vice President,
                                       Chief Operating Officer and Chief
                                       Financial Officer

                                       BCCLP HOLDING CORPORATION

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:     Richard Pond
                                       Title:     Chief Financial Officer

                                       CELTICS LIMITED PARTNERSHIP

                                       By:  Boston Celtics Corporation, Its
                                       General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:     Richard Pond
                                       Title:     Chief Financial Officer

                                       CELTICS BASKETBALL HOLDINGS, L.P.

                                       By:  Boston Celtics Corporation, Its
                                       General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:     Richard Pond
                                       Title:     Chief Financial Officer

                                       CELTICS PRIDE, G.P.

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:     Richard Pond
                                       Title:     Chief Financial Officer

                                       CITIZENS BANK OF MASSACHUSETTS,
                                       as Agent

                                       By:  /s/ Lori B. Leeth
                                            -------------------------------

                                       Name:  Lori B. Leeth
                                       Title:  Senior Vice President

                                       THE ROYAL BANK OF SCOTLAND, plc, as
                                       Existing Lender

                                       By:  /s/ _Jayne Seaford
                                       Name:  Jayne Seaford
                                       Title:  Vice President


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LIBC/1112054.5

LIBC/1112054.5